               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         Date of Report:


                         15 January 1997


                   Export Funding Corporation
     (Exact name of registrant as specified in its charter)

  Delaware                  33-49560                 56-1782848
(State of other juris-         (Commission               (I.R.S.
                            Employer
        diction of incorporation)    Registration Number)
                     Identification Number)


                   Export Funding Corporation
                  NationsBank Corporate Center
                       100 N. Tryon Street
                          NC1007-07-01
                Charlotte, North Carolina  28255
                         (704) 386-4032
   _______________________________________________________
   (Address of Registrant's principal executive office and
     Registrant's telephone number, including area code)

Item 5.  Other Events

          This Current Report on Form 8-K is being filed to file a copy of the semi-annual Servicer's Report, dated January 15, 1997, delivered to the Trustee by the Servicer relating to the January 15, 1997 distribution by the Trust on the Class A and Class B Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

          28.  Servicer's Report, dated January 15,1997.

                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EXPORT FUNDING CORPORATION

                    By:  /s/Michael T. Timoney
                            Michael T. Timoney
                          Assistant Vice President
Dated: January 15,1997

                        SIGNATURES
Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                 EXPORT FUNDING CORPORATION


                          By:  /s/ Michael T. Timoney
                               Michael T. Timoney
                               Assistant Vice President


Dated:15 january 1997


                      EXHIBIT INDEX


                                   Sequentially
                                   Numbered
Exhibit No.  Description              Page

     28        Servicer's Report, dated
               January 15, 1997


                      EXHIBIT NO. 28